EXHIBIT 32      Certification Pursuant to Title 18, United States
          Code, Section 1350, as Adopted Pursuant to Section 906
          Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Medical Staffing Solutions, Inc. ("Medical Staffing Solutions") on Form 10-QSB for the three months ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B.B. Sahay, President and Chief Executive
Officer and Chief Financial Officer of Medical Staffing Solutions, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Medical Staffing Solutions

Date: November 14, 2003

/s/ B.B. Sahay
-----------------------
B.B. Sahay
President, Chief Executive Officer and Chief Financial
Officer

Date: November 14, 2003